SUBSCRIPTION AGREEMENT

NOTE: THREE COMPLETED AND EXECUTED COPIES OF THIS SUBSCRIPTION AGREEMENT MUST BE RETURNED, AND THE ENTIRE PURCHASE PRICE FOR THE COMMON STOCK SUBSCRIBED FOR MUST BE PAID AS SET FORTH HEREIN, TO SUBSCRIBE FOR THIS OFFERING.

                        Number of Shares of Common Stock,
                  $0.01 par value, at $2.50 per Share: 800,000
                      Aggregate Purchase Price: $2,000,000

                                * * * * * * * * *

          SUBSCRIPTION AGREEMENT, dated as of November 3, 1997, by and among Acrodyne Communications, Inc., a Delaware corporation (the "Company"), and each entity whose name appears on Schedule 1 hereto (each an "Investor" and collectively the "Investor Group").

                               W I T N E S S E T H

          WHEREAS, the Company desires to sell to the Investor Group, and the Investor Group desires to purchase from the Company, an aggregate of 800,000 shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), at a purchase price of $2.50 per share; and

          WHEREAS, the Company is described in the Company's Annual Report on Form 10- KSB for the fiscal year ended December 31, 1996 and its Quarterly Reports on Form 10-QSB for the periods ended March 31, 1997 and June 30, 1997 (collectively the "Reports") as filed with the Securities and Exchange Commission (the "Commission");

          NOW, THEREFORE, the parties hereto agree as follows:

          1. Subscription and Payment.

          Subject to the terms and conditions herein set forth, each Investor severally hereby subscribes for that number of shares of Common Stock appearing opposite its name on Schedule 1 and shall deliver to the Company at the Closing (as defined below) the aggregate purchase price appearing in Schedule 1 payable in immediately available funds.

          2. Closing.

          The closing (the "Closing") of the purchase and sale of the Common Stock (the "Offering") shall occur on November 6, 1997 or the earliest date thereafter on which the closing conditions specified in Sections 7 and 8 of this Agreement shall have been satisfied or waived (any such date, the "Closing Date"); provided, however, that if the Closing has not occurred by November 7, 1997, then this Agreement shall terminate and the Closing shall not take place. At the Closing, the Company will deliver to each Investor one executed copy of this Agreement with a stock certificate representing the Investor's ownership of the Common Stock subscribed for hereby and a Warrant as described in Section 6(d).

          3. Termination of Offering.

          The Investor understands and agrees that it will not be entitled to exercise the rights of a shareholder of the Company until an appropriate certificate representing the Common Stock for which it has subscribed has been issued to it on the day of the Closing. If (a) the Company shall have reasonably determined that an event has occurred or a condition exists which could materially and adversely affect the business or proposed business of the Company and that such possibility warrants termination of the Offering, (b) the conditions to the Closing of the Offering are not satisfied or (c) the Company elects to terminate the Offering, the Offering will be terminated, and the Company will not issue the Common Stock and the Company will not be entitled to payment of the purchase price for the Common Stock.

          4. Representations and Warranties by Investor.

          Each Investor hereby severally represents and warrants to the Company that:

          (a) it is an "accredited investor" as that term is defined in Rule 501(a) under the Securities Act of 1933, as amended (the "Act");

          (b) it has the requisite knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment in the Company;

          (c) it understands that the Common Stock involves risk of loss of such Investor's investment;

          (d) its financial situation is such that such Investor is able to bear the economic risks of its investment made hereby and at the present time and in the foreseeable future could afford a complete loss of such investment;

          (e) it has received and carefully read the Reports and has evaluated the risks of investing in the Company;

          (f) it has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the Offering and to obtain additional information necessary to verify the accuracy of the information contained in the Reports or such other information as it desired in order to evaluate its investment;

          (g) in making its decision to purchase the Common Stock herein subscribed for, it has relied solely upon the Reports, certain other written materials provided by the Company including, without limitation current backlog reports (such other materials, collectively the "Materials"), and the representations, warranties, agreements, undertakings and acknowledgments of the Company in this Agreement and independent investigations made by it;

          (h) it understands that an investment in the Company involves certain risks and it has taken full cognizance of and understands such risks;

          (i) it understands that the Common Stock has not been registered under the Act and agrees that the Common Stock may not be sold, offered for sale, transferred, pledged, hypothecated or otherwise disposed of except in compliance with the Act and subject to the terms of this Subscription Agreement;

          (j) it understands that no federal or state agency has made any finding or determination as to the fairness for investment in, or any recommendation or endorsement of, the Common Stock;

          (k) the Common Stock herein subscribed for is being acquired by it in good faith solely for its own account, for investment purposes and not with a view to subdivision, distribution or resale. It will not sell or otherwise dispose of any shares of the Common Stock, unless:

                                    i) it shall have advised the Company in
                           writing that it intends to dispose of such shares of Common Stock in a manner to be described in such advice, and counsel reasonably acceptable to the Company shall have delivered to the Company an opinion that registration is not required under the Act or under any applicable securities laws of any jurisdiction; or

                                    ii) a registration statement on an
                           appropriate form under the Act, or a post-effective amendment to such registration statement, covering the proposed sale or other disposition of such shares of Common Stock shall be in effect under the Act and such shares of Common Stock or the proposed sale or other disposition thereof shall have been registered or qualified under applicable securities laws of any jurisdiction.

          Each Investor undertakes to notify the Company as soon as practicable of any material change in any representation, warranty or other information relating to the Investor set forth herein which occurs prior to the Closing in order to insure compliance of the Investor with the terms of this Agreement.

          Each Investor acknowledges and agrees that the certificates representing the Common Stock shall bear the following legend (unless not required under the Act):

          "The securities represented by this certificate have not been registered under the Securities Act of 1933 and may not be sold, exchanged, hypothecated or transferred in any manner except in compliance with that certain Subscription Agreement dated as of November 3, 1997 between the Company and the Investors named therein."

          Each Investor also acknowledges that the Company may place a stop transfer order against transfer of the Common Stock, if necessary in the Company's reasonable judgment in order to assure compliance by the Investor with the terms of this Agreement.

          If the Investor is a partnership, corporation, trust or other entity, the Investor represents and warrants that (i) the individual executing this Agreement has appropriate authority to act on behalf of the Investor and (ii) the Investor was not specifically formed to acquire the Common Stock subscribed for hereby. If the Investor is a partnership, the Investor further represents that the funds to make this investment were not derived from additional capital contributions of the partners of such partnership made solely for the purpose of enabling such partnership to purchase the Common Stock and that such partnership was not formed solely for the purpose of enabling such partnership to purchase the Common Stock.

          The foregoing representations, warranties, agreements, undertakings and acknowledgments are made by the Investor with the intent that they be relied upon in determining its suitability as a purchaser of Common Stock.

          5. Representations and Warranties of the Company. The Company represents and warrants to each Investor that:

          (a) The Company has duly filed with the Commission all reports required by the Securities Exchange Act of 1934 (the "Exchange Act"). The Company has furnished to the Investor a true and correct copy of the Reports. The Reports do not, as of the date on which each was signed, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Materials were prepared in good faith from the Company's records maintained in the ordinary course of business, except that the Company makes no representations or warranties with respect to any projections or forecasts contained in the Materials.

          (b) The financial statements (including the related notes) of the Company included in the Reports present fairly the financial position of the Company as of the dates indicated and its results of operations for the periods specified therein, subject, in all cases, to the qualifications stated in the Reports. All such financial statements have been prepared in accordance with generally accepted accounting principles on a basis consistently applied, subject, in all cases, to the qualifications stated in the Reports.

          (c) The Company has been duly organized and validly existing as a corporation in good standing under the laws of its jurisdiction of organization, with full power and authority (corporate and other) to own its properties and conduct its business as described in the Reports, and is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it makes such licenses, certificates and permits from governmental authorities necessary for the conduct of its business as described in the Reports.

          (d) The authorized capital stock of the Company consists of (i) 1,000,000 shares of Preferred Stock, par value $1.00 per share, of which 6,500 shares are issued and outstanding at October 15, 1997, and (ii) 10,000,000 shares of Common Stock, par value $.01 per share, of which 4,500,270 shares are issued and outstanding at October 15, 1997. At October 15, 1997, there are outstanding stock options and warrants exercisable for a total of 1,215,000 shares of Common Stock. Schedule 2 hereto accurately sets forth the Company's issued and outstanding capital stock and all securities convertible into capital stock. The Company has all requisite power and authority to issue, sell and deliver the Common Stock in accordance with and upon the terms and conditions set forth in this Agreement; and all corporate action required to be taken by the Company for the due and proper authorization, issuance, sale and delivery of the Common Stock has been validly and sufficiently taken. The shares of Common Stock are being subscribed for hereby will be, when issued, duly authorized, validly issued, fully paid and nonassessable.

          (e) Except as set forth in this Agreement, or as described in the Reports, subsequent to the respective dates as of which information is given in the Reports, the Company has not incurred any material liability or obligation, direct or contingent, or entered into any material transaction, whether or not in the ordinary course of business, and there has not been any material change on a consolidated basis in the capital stock, or any material increase in the short-term debt or long-term debt, or any material adverse change in the condition (financial or other), business, key personnel, properties or results of operations of the Company.

          (f) The Company is not in violation of its Certificate of Incorporation or Bylaws or in default in the performance of any material obligation contained in any material agreement, indenture or other instrument. The performance by the Company of its obligations under this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach of the Certificate of Incorporation or Bylaws of the Company, or any material agreement, indenture or other instrument to which the Company is a party or by which it is bound, or any law, rule, administrative regulation or decree of any court or governmental authority having jurisdiction over the Company or its properties, or result in the creation or imposition of any material lien, charge, claim or encumbrance upon any property or asset of the Company. Except as required by the Act and applicable state securities or blue sky laws, no consent, approval, authorization or order of any court or governmental authority is required in connection with the consummation of the transactions contemplated by this Agreement. The rights granted to the Investor hereunder do not in any way conflict with and are not inconsistent with any rights granted to the holders of the Company's securities or debt instruments.

          (g) The Common Stock subscribed for hereunder, when issued, will conform to the description thereof contained in the Reports. Except as described in the Reports or as set forth in this Agreement, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Company's Certificate of Incorporation or Bylaws or any agreement or other instrument to which the Company is a party.

          (h) The Company has full right, power and authority to enter into this Agreement and this Agreement has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms.

          (i) Except as otherwise stated in the Reports, (A) the Company has good and marketable title (in fee simple, in the case of real property), free and clear of all liens and encumbrances, to all of the material real and personal property described in the Report as being owned by it, except for any liens and encumbrances which are not material in the aggregate and do not materially interfere with the conduct of the business of the Company, and (B) has valid leases to the material real property described in the Reports as under lease to it with such exceptions as do not materially interfere with the conduct of the business of the Company.

          (j) Except as set forth in the Reports, there are no actions, suits or proceedings pending before or by any court or governmental agency or authority, or any arbitrator, which seek to restrain or prohibit the consummation of the transactions contemplated hereby or which might reasonably be expected to result in any material adverse change in the condition (financial or other), business or results of operations of the Company and, to the best of the Company's knowledge, no such action, suit or proceeding has been threatened.

          (k) The Company is not in violation of any law, ordinance, governmental rule or regulation or court degree to which it may be subject and the Company has not failed to obtain any license, permit, franchise or other governmental authorization necessary to the ownership of its property or to the conduct of its business, which violation or failure to obtain is likely to have a material adverse effect on the condition (financial or other), business or results of operations of the Company.

          (l) No person other than Scorpion Holdings, Inc.("Scorpion") is entitled to receive any commission, fee or compensation from the Company for services rendered as placement agent in connection with the offer or sale of the Common Stock pursuant to the Offering.

          6. Covenants of the Company.

          The Company covenants with the Investor that:

          (a) The Company will apply the net proceeds from the sale of the Common Stock to working capital and other general corporate purposes.

          (b) The Company undertakes to notify the Investor as soon as practical of any material change in any representation, warranty or other information relating to the Company set forth herein which occurs prior to the Closing.

          (c) Neither the Company nor any of its employees or other persons directly or indirectly affiliated with it will engage in any activity that would jeopardize the status of the Offering as an exempt transaction under the Act or under the laws of any state in which the Offering is made.

          (d) At Closing, the Company shall issue to the Investors identified in
Schedule 1 warrants for the purchase of up to 300,000 shares of Common Stock, exercisable for five (5) years after the Closing Date at a warrant exercise price of $3.00 per share of Common Stock, in the form of the Warrant Agreement attached hereto as Exhibit A (such warrants, the "Investor Warrants").

          (e) At Closing, in consideration for Scorpion Holdings Inc.'s ("Scorpion") introduction to the Investor Group the Company shall sell to S-A Partners for $2,000 warrants for the purchase of up to 200,000 shares of Common Stock, exercisable for five (5) years after the Closing Date at a warrant exercise price of $3.00 per share of Common Stock, in the form of the Warrant Agreement attached hereto as Exhibit A (such warrants, the "Scorpion Warrants" and, collectively with the Investor Warrants, the "Warrants").

          (f) At Closing, the Company shall enter into a financial advisory agreement with Scorpion in the form of Exhibit B attached hereto.

          (g) For so long as the Investor Group owns beneficially not less than 10% of the Common Stock of the Company issued and outstanding on a fully diluted basis (assuming the exercise or conversion of all securities exercisable or convertible into Common Stock): (i) the Company's Board of Directors shall consist of five (5) directors, (ii) the Investor Group shall be entitled to nominate one (1) director for election as a member of the Board of Directors of the Company at the annual meeting of stockholders or any other meeting at which directors are elected, and the Company shall include such nominee in the slate of nominee directors recommended for election by the incumbent directors and management; and (iii) the Company shall include in such slate of nominee directors at least two (2) nominees who are not affiliated with the Company's management or with the Investor Group and who shall be selected with the consent of the Investor Group, whose consent shall not be unreasonably or arbitrarily withheld. The Company shall be entitled to rely on instructions received by Investors representing a majority of the Common Stock held by the Investor Group.

          7. Conditions of Investor Obligations.

          The Investor's obligations under this Agreement are subject to the accuracy of the representations and warranties of the Company made in Section 5 hereof in all material respects, to the performance by the Company of its other obligations under this Agreement to be performed at or prior to the Closing and to the following further conditions:

          (a) At the Closing, the Investor shall have received the favorable opinion of counsel to the Company, dated the Closing Date and in form and substance satisfactory to the Investor, to the effect that:

                                    i) The Company has been duly organized and
                           is validly existing as a corporation in good standing under the laws of its jurisdiction of organization, with full power and authority to own its properties and conduct its business as described in the Reports, and is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the location of the properties owned or leased by it, as known by such counsel, makes such qualification materially necessary.

                                    ii) The authorized capital stock of the
                           Company consists of 1,000,000 shares of preferred stock, par value $1.00 per share, and 10,000,000 shares of Common Stock, par value $.01 per share. The Company has all requisite power and authority to issue, sell and deliver the Common Stock subscribed for hereby in accordance with and upon the terms and conditions set forth in this Agreement; and all corporate action required to be taken by the Company for the due and proper authorization, issuance, sale and delivery of such Common Stock has been validly and sufficiently taken. Upon payment by the Investor at the Closing of the purchase price for the shares of Common Stock subscribed for hereby, such Common Stock will be, upon issuance and delivery thereof duly authorized, validly issued, fully paid and nonassessable. There are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Company's Certificate of
                           Incorporation, By-laws or any agreement or other instrument known to such counsel to which the Company is a party except as described in the Reports.

                                    iii) The execution and delivery of this
                           Agreement and the consummation of the transactions contemplated hereby do not result in a violation of, or constitute a default under, the Certificate of Incorporation or Bylaws of the Company, or any material agreement, indenture or other instrument known to such counsel to which the Company is a party or by which it may be bound, or to which any property of the Company is subject, nor will the performance by the Company of its obligations hereunder violate any law, rule, administrative regulation or decree known to such counsel of any court, or any governmental agency or authority having jurisdiction over the Company or its properties, or, to the knowledge of such counsel, result in the creation or imposition of any material lien, charge, claim or encumbrance upon any property or asset of the Company. No consent, approval, authorization or other order of any court, governmental agency or authority is required in connection with the consummation of the transactions contemplated by this Agreement, except such as have been obtained or as are contemplated hereunder.

                                    iv) The Company has full legal right, power
                           and authority to enter into this Agreement. This Agreement has been validly authorized, executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto (provided that no opinion need be expressed with respect to the application of equitable principles in any proceeding, whether at law or in equity).

                  In expressing such opinion, such counsel may state (i) that, as to questions of fact not independently established by such counsel, such counsel has relied on certificates of the Company or its officers and of public officials, (ii) that such opinion is limited to the General Corporation Law of the State of Delaware, the laws of the United States and the laws of the state in which such counsel maintains its principal office, and (iii) that, when reference is made in such opinion to "knowledge" or to what is "known" to such counsel, such reference means the actual knowledge of only those attorneys who have given substantive attention to the representation of the Company and the preparation and negotiation of this Agreement.

          (b) At the Closing the Investor shall have received a certificate, dated the date thereof and signed by the Chairman of the Board and President of the Company to the effect that:

                                    i) The representations and warranties of the
                           Company in this Agreement are true and correct in all material respects, as if made at and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date; and

                                    ii) The signer of said certificate has
                           examined the Reports and after giving effect to all amendments or supplements thereto, on the Closing Date, such Reports does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading.

          If any of the conditions specified in this Section 7 have not been fulfilled in all material respects when and as required by this Agreement to be fulfilled, the Investor may cancel this Agreement and all its obligations under this Agreement by notifying the Company of such cancellation in writing or by telegram or by facsimile at any time at or before the Closing and any such cancellation will be without liability or obligation of any party to any other party (except in the case of willful breach).

          8. Conditions of Obligations of the Company.

          The obligations of the Company under this Agreement are subject to the accuracy of the representations and warranties of the Investor made in Section 4 hereof in all material respects and to the performance by the Investor of its other obligations under this Agreement to be performed at or prior to the Closing.

          If any of the conditions specified in this Section 8 have not been fulfilled in all material respects when and as required by this Agreement to be fulfilled, the Company may cancel this Agreement and all its obligations under this Agreement by notifying the Investor of such cancellation in writing or by telegram at any time at or before the Closing and any such cancellation will be without liability or obligation of any party to any other party (except in the case of willful breach).

          9. Special Covenants of Investor Group.

          (a) Each Investor hereby severally agrees that, without the prior written consent of the Company, it will not during the period ending on the first (1st) anniversary of the Closing, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.

          (b) Each Investor and Scorpion agrees that, for a period of two years and six (6) months from the date hereof, neither they nor any of their affiliates will, without the prior written consent of the Company or its Board of Directors: (i) in any manner, acquire, attempt to acquire, offer to acquire, or agree to acquire, directly or indirectly, by purchase or otherwise, greater than a 49.9% interest in the voting securities (including direct or indirect rights to acquire any voting securities) of the Company or any subsidiary thereof, or of any successor to or person in control of the Company, (ii) make or in any way participate in, directly or indirectly, any "solicitation" of "proxies" (as such terms are used in the proxy rules of the Securities and Exchange Commission) to vote, or seek to advise or influence any person or entity with respect to the voting of, any voting securities of the Company;
(iii) nominate for election or otherwise cause to be elected directors constituting a majority of the entire Board of Directors of the Company; (iv) make any public announcement with respect to a proposal for, or offer of (with or without conditions) any extraordinary transaction involving the Company or its securities or assets; (v) form, join or in any way participate in a "group" (as defined in Section 13(d)(3) of the Exchange Act) in connection with any of the foregoing or (vi) take any action which might require the Company to make a public announcement regarding the possibility of a business combination or merger or other transaction. Investor and Scorpion also agree during such period not to request the Company or any of its representatives, directly or indirectly, to amend or waive any provision of this paragraph (including this sentence). Investor and Scorpion will promptly advise the Company of any inquiry or proposal made to them with respect to any of the foregoing. For the purposes of this Section 9(b), each Investor and Scorpion shall be deemed to be affiliated and their ownership of Common Stock aggregated.

          10. Registration Rights

          (a) "Registration Period" means the period between the date of this Agreement and the earlier of (i) the date on which all of the shares of Common Stock and the Common Stock into which the Warrants are exercisable (collectively the "Registrable Securities") have been sold in transactions where the transferee is not subject to securities law resale restrictions (or is subject to securities law resale restrictions solely because it is an "affiliate" of the Company under the Securities Act and the Rules promulgated thereunder), or (ii) the date on which the Registrable Securities (in the opinion of Investor's counsel) may be immediately sold without registration and free of restrictions on transfer.

          (b) "Registration Statement " means a registration statement of the Company filed with the Securities and Exchange Commission (the "SEC") under the Securities Act.

          (c) The term "register", "registered", and "registration" refer to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act and applicable rules and regulations thereunder and pursuant to Rule 415 under the Securities Act, and the declaration or ordering of effectiveness of such Registration Statement by the SEC.

          (d) The Company represents and warrants that it meets the requirements for the use of Form S-3 and the Company shall file all reports required to be filed by the Company with the SEC in a timely manner so as to maintain such eligibility for the use of Form S-3.

          (e) Within ninety (90) days following the Closing Date, the Company will prepare and file a Registration Statement on Form S-3 with the SEC, registering all of the Registrable Securities for resale. To the extent allowable under the Securities Act and the Rules promulgated thereunder, the Registration Statement shall include the Registrable Securities and such indeterminate number of additional shares of Common Stock as may become issuable pursuant to this Agreement and/or upon exercise of the Warrants (i) to prevent dilution resulting from stock splits, stock dividends or similar transactions. The Registration Statement (and each amendment or supplement thereto) shall be provided to, and subject to the reasonable approval of , the Investors and their counsel. The Company shall use its best efforts to cause such Registration Statement to be declared effective by the SEC as soon as practicable after filing. Such best efforts shall include, but not be limited, promptly responding to all comments received from the staff of the SEC. Should the Company receive notification from the SEC that the Registration Statement will receive no action or no review form the SEC, the Company shall cause such Registration Statement to become effective within five (5) business days of such SEC notification. Once declared effective by the SEC, the Company shall cause such Registration Statement to remain effective throughout the Registration Period.

          (f) The Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) filed by the Company shall not contain any untrue statements of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period and, during such period, shall comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the sellers thereof as set forth in the Registration Statement.

          11. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

          (a) To the extent permitted by law, the Company will indemnify and hold harmless each Investor who holds such Registrable Securities, the directors, if any, of such Investor, the officers, if any, of such Investor, each person, if any, who controls any Investor within the meaning of the Securities Act or the Exchange Act, any underwriter (as defined in the Securities Act) for the Investors, the directors, if any, of such underwriter and the officers, if any, of such underwriter, and each person, if any, who controls any such underwriter within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person"), against any losses, claims, damages, expenses or liabilities (joint or several) (collectively "Claims") to which any of them become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement, or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or
(iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law or any rule or regulation (the matters in the foregoing clauses ((i)through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in Section 11(c) with respect to the number of legal counsel, the Company shall reimburse the Investors and each such underwriter or controlling person, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 11(a):

                                    (A) shall not apply to a Claim arising out
                  of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to this Agreement hereof;

                                    (B) with respect to any preliminary
                  prospectus shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if a prospectus was timely made available by the Company pursuant to this Agreement; and

                                    (C) shall not apply to amounts paid in
                  settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Persons and shall survive the transfer of the Registrable Securities by the Investors to this Agreement.

          (b) In connection with any Registration Statement in which an Investor is participating, each such Investor, severally and not jointly, agrees to indemnify and hold harmless, to the same extent and in the same manner set forth in Section 11(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the Securities Act or the Exchange Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim to which any of them may be come subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement, and such Investor will promptly reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 11(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided further, however, that the Investor shall be liable under this Section 11(b) for only that amount of a Claim as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to this Agreement. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 11(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

          (c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 11 of notice of the commencement of any action (including any governmental action) such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 11, deliver to the indemnifying party a written notice of the commencement thereof and this indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying parties; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and other party represented by such counsel in such proceeding. The Company shall pay for only one separate legal counsel for the Investors; such legal counsel shall be selected by the Investors holding a majority in interest of the Registrable Securities. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 11, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 11 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable. The provisions of this Section 11 shall survive the termination of this Agreement.

          12. Contribution. If the indemnification provided for in Section 11 herein is unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein (other than by reason of the exceptions provided therein), then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities as between the Company on the one hand and any Investor on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of such Investor in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of any Investor on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by such Investor.

          In no event shall the obligation of any Indemnifying Party to contribute under this Section 12 exceed the amount that such Indemnifying Party would have been obligated to pay by way of indemnification if the indemnification provided for under Sections 11(a) or 11(b) hereof had been available under the circumstances.

          The Company and the Investors agree that it would not be just and equitable if contribution pursuant to this Section 12 were determined by pro rata allocation (even if the Investors or the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraphs. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraphs shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this section, no Investor or underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of any Investor, the net proceeds received by such Investor from the sale of Registrable Securities or (ii) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that such Investor or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          13. Public Information. With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

          (a) File with the SEC in a timely manner and make and keep available all reports and other documents required of the Company under the Exchange Act so long as the Company remains subject to such requirements and the filing and availability of such reports and other documents is required for the applicable provisions of Rule 144; and

          (b) Furnish to each Investor so long as such Investor holds Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

          14. Assignment of Registration Rights. The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by the Investors to transferees or assignees of all or any portion of such securities or Warrants exercisable into Registrable Securities only if (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (iv) at or before the time the Company received the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, (v) such transfer shall have been made in accordance with the applicable requirements of the Agreement, and
(vi) such transferee shall be an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

          15. Expenses.

          The reasonable legal and accounting fees and out-of-pocket expenses of the Investor Group and Scorpion incurred in connection with this Offering and the transactions contemplated herein, aggregating up to a total of $20,000, shall be borne by the Company. Subject to the preceding sentence, each party hereto shall bear its own legal and other expenses incurred in connection with this Offering.

          16. Notices.

          (a) Any notice required to be given or delivered to the Investor shall be mailed first class, postage prepaid, return receipt requested, to such Investor's address shown on the signature page hereof with a copy to:

                           Robert T. Tucker, Esq.
                           61 Purchase Street
                           Rye, NY  10580

          (b) Any notice required to be given or delivered to the Company shall be mailed first class, postage prepaid, return receipt requested, to:

                           Acrodyne Communications, Inc.
                           516 Township Line Road
                           Blue Bell, PA 19422
                           Attn:  President
                           with a copy to:

                           Stroock & Stroock & Lavan LLP
                           180 Maiden Lane
                           New York, New York 10038
                           Attn:  Stephan Haimo, Esq.

          17. Survival of Representations and Warranties. All representations and warranties and agreements hereunder shall survive execution of this Agreement and delivery of the Common Stock.

          18. Governing Law. This Agreement and the rights and obligations of the parties shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed wholly within that State.

          19. Entire Agreement. This Agreement (including all schedules and exhibits thereto) constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

          20. Amendment of Agreement. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this Section 15 shall be binding upon the Investor and the Company.

          21. Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of the date first above written.

                                            NEWLIGHT ASSOCIATES L.P.
                                            Name of Subscriber
                                            By:   ____________________________
                                                  Name:
                                                  Title:
                                                  Address:
                                                  ============================
                                                  ----------------------------

                                                  Tax Identification Number:
                                                  ----------------------------

The terms of the foregoing including the subscription described therein are agreed to and accepted as of the date first above written:

ACRODYNE COMMUNICATIONS, INC.
By:      ______________________________
         Name:  A. Robert Mancuso
         Title:    Chairman and President

The terms of the foregoing, insofar as they relate to Scorpion Holdings, Inc., are agreed to and accepted as of the date first above written:

SCORPION HOLDINGS, INC.

By:      ______________________________
         Name:
         Title:

          IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of the date first above written.

                                            NEWLIGHT ASSOCIATES (B.V.I.) L.P.
                                            Name of Subscriber
                                       By:      ____________________________
                                                Name:
                                                Title:
                                                Address:
                                                ============================
                                                ----------------------------

                                                Tax Identification Number:
                                                ----------------------------

The terms of the foregoing including the subscription described therein are agreed to and accepted as of the date first above written:

ACRODYNE COMMUNICATIONS, INC.
By:      ______________________________
         Name:  A. Robert Mancuso
         Title:    Chairman and President


The terms of the foregoing, insofar as they relate to Scorpion Holdings, Inc., are agreed to and accepted as of the date first above written:

SCORPION HOLDINGS, INC.

By:      ______________________________
         Name:
         Title:

                  IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of the date first above written.

                                            SCORPION-ACRODYNE INVESTORS LLC
                                            Name of Subscriber
                                            By:   ____________________________
                                                  Name:
                                                  Title:
                                                  Address:
                                                  ----------------------------
                                                  ===========================

                                                  Tax Identification Number:
                                                  ---------------------------

The terms of the foregoing including the subscription described therein are agreed to and accepted as of the date first above written:

ACRODYNE COMMUNICATIONS, INC.
By:      ______________________________
         Name:  A. Robert Mancuso
         Title:    Chairman and President


The terms of the foregoing, insofar as they relate to Scorpion Holdings, Inc., are agreed to and accepted as of the date first above written:

SCORPION HOLDINGS, INC.

By:      ______________________________
         Name:
         Title: